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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (708) 349-3300
None (Former name or former address, if changed since last report.)

Item 5. Other Events

        On July 17, 2003, Andrew Corporation issued two press releases. The first press release announced that Andrew's Vice Chairman and Chief Financial Officer, Charles R. Nicholas, will succeed Dr. Floyd L. English as Chairman of the Andrew Board upon Dr. English's retirement after the annual meeting in February 2004. In addition this press release announced the appointment of Philip Wm. Colburn and Robert G. Paul to Andrew's Board of Directors. The second press releases announced that Andrew's Board of Directors has elected Marty R. Kittrell as Andrew's new Chief Financial Officer effective October 1, 2003. A copy of these press releases is filed herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.
99.1	Press releases dated July 17, 2003 Andrew Board to Elect Charles R. Nicholas Chairman, Floyd L. English Chairman Emeritus, Effective February 2004
99.2	Press release dated July 17, 2003 Andrew Appoints New Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: July 18, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press releases dated July 17, 2003 Andrew Board to Elect Charles R. Nicholas Chairman, Floyd L. English Chairman Emeritus, Effective February 2004
99.2	Press release dated July 17, 2003 Andrew Appoints New Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX